EXHIBIT 31.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Howard G. Berger, M.D., certify that:

1. I have reviewed this Amendment No. 1 to the annual report on Form 10-K of RadNet, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Dated: April 28, 2025

/s/ Howard G. Berger, M.D.
Howard G. Berger, M.D.
President, Chief Executive Officer and Chairman of the Board of Directors